Business Update

September 2014

125 YEARS OF SERVICE 1889 – 2014

Disclaimer

All forward-looking statements are Avista management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

For more information on such factors and uncertainties, consult Avista's most recent form 10-K and 10-Q, which are available on our website at avistacorp.com

A core utility business with growth platforms



We are an industry leader with a 125-year history of service, trust, innovation and collaboration

Avista Utilities

- Regulated electric and natural gas operations
- Serves customers in Washington, Idaho and Oregon
- Contributes over 90% of earnings

Alaska Electric Light & Power Company (AEL&P)

- Primary subsidiary of Alaska Energy and Resources Company (AERC)
- Serves customers in City and Borough of Juneau

Other Businesses

- Strategic investments for growth

Key drivers to building value

Projecting earnings growth of 4% to 5%

Avista Utilities	▪ 5% to 6% rate base growth through investment in our utility system ▪ Load growth ~1% ▪ Attractive dividend growth of 4% to 5%
Alaska Electric Light & Power Company (AEL&P)	▪ Acquisition effective July 1, 2014 ▪ Load growth ~1% ▪ LNG/LDC opportunities
Other Businesses	▪ Exploring new growth opportunities ▫ Investments in LNG (new subsidiary, Salix) ▫ Acquisition opportunities in Alaska

Reliably building value for our customers, investors, communities and employees

2014 strategic changes reshaping Avista

- Ecova disposition
- Alaska Energy and Resources Company acquisition

Ecova disposition – monetizing the value for shareholders

Completed sale of Ecova to Cofely USA, Inc. on June 30, 2014

- Founded in 1995
- Initially four employees, increased to over 1,500
- $177 million in revenues (2013)
- $335 million sales price
  - Net proceeds approximately $133 million* ($219mm less $86mm tax)
  - Net gain of $68 million
- July 7, 2014 initiated stock buyback for up to 4 million shares

ecova™

* Includes approximately $16.75 million that will be held in escrow for 15 months

AVISTA

AERC acquisition – one gateway to new growth

- Transaction closed July 1, 2014
- Issued 4.5 million new shares of common stock
- Purchase price $170 million, less the assumption of debt and other closing adjustments
- Recapitalizing to authorized capital structure
  - Issuing $75M long-term secured debt at AEL&P and $15M in term loans at AERC

AEL&P

AVISTA

Avista Utilities

Strong foundation and deep dedication

Providing safe and reliable service for over 125 years

- Serves electric and natural gas customers
  - 30,000 square mile service territory
  - Service area population 1.5 million
    - 365,000 electric customers
    - 325,000 natural gas customers

- Strong customer focus
  - 90% percent or better customer satisfaction ratings every year since 1999

- Invested in the communities we serve
  - Over 46,000 employee volunteer hours in 2013
  - $1.5 million in charitable giving through Avista and the Avista Foundation in 2013
  - Donated $6.5 million to the Avista Foundation in 2014


WASHINGTON
KETTLE FALLS
SANDPOINT
NOXON
Seattle
SPOKANE
COEUR D' ALENE
MONTANA
Olympia
OTHELLO
PULLMAN
MOSCOW
Helena
CLARKSTON
LEWISTON
STEVENSON
GOLDENDALE
GRANGEVILLE
Portland
LA GRANDE
Salem
IDAHO
OREGON
Boise
ROSEBURG
MEDFORD
KLAMATH FALLS
AVISTA'S SERVICE TERRITORY

Well positioned with a clean mix of generation resources

Founded on clean, renewable hydropower

- Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs
- Long resources until 2020
  - Plan to add two 83 MW single-cycle CTs, by the beginning of 2020 and the end of 2023
- Exceeds Washington state's 15% Renewable Portfolio Standard



Noxon Rapids Dam



Electricity Generation Resource Mix*
As of Dec. 31, 2013
Natural Gas 35%
Hydro 48%
Coal 9%
Wind 6%
Biomass 2%

*Based on maximum capacity

Replacing and upgrading facilities and technology

5% to 6% rate base growth


Avista Utilities Capital Expenditures**
($ in millions)
Environmental
Generation
Gas
Other*
Growth
Enterprise Technology
T&D
$294
$8
$34
$34
$36
$41
$58
$83
$355
$16
$65
$40
$25
$33
$78
$98
$355
$30
$52
$43
$29
$38
$36
$127
$350
$16
$35
$43
$33
$41
$43
$139
2013
Actual
2014
2015
2016
Projected

* Other includes Facilities and Fleet

** Excludes planned capital expenditures at AEL&P of $6 million in 2014 and $15 million in 2015 and 2016

Driving effective regulatory outcomes

Washington

- August 18, 2014 reached an all-party settlement agreement
- Designed to increase electric base revenues by $7.0 million and natural gas base revenues by $8.5 million
- Full decoupling mechanism for electric and natural gas
- No agreement on cost of capital
- Expect commission decision by year-end 2014

Idaho

- July 14, 2014, filed an all-party settlement agreement
- One-year extension of the current rate plan
- $3.7 million increase in pre-tax income
  - Delayed amortization of certain O&M costs
  - Deferred accounting for Project Compass*
- 9.8% return on equity with excess earnings support up to a 9.5% return on equity
- Expect commission decision by year-end 2014

Oregon

- Filed a general rate case Sept. 2, 2014
- Designed to increase natural gas revenues by $9.1 million
- Based on 51% equity ratio and 9.9% return on equity
- The Public Utility Commission of Oregon has up to 10 months to review

* Project Compass involves the replacement of Avista's customer information system

Alaska Electric Light & Power Company (AEL&P)

Expanding and diversifying energy assets

- Alaska Electric Light and Power (AEL&P) is the primary subsidiary of Alaska Energy and Resources Company (AERC)
- AEL&P is the oldest regulated electric utility in Alaska, founded in 1893
- AEL&P serves the City and Borough of Juneau

Juneau, Alaska



Total Revenues	$42.6 million
Total Rate Base	$109 million
Approved ROE	12.875%
Approved Equity Ratio	53.8%
Number of Employees	60
Number of Customers	16,000
Name Plate Capacity (MW)	196.6
Hydro	102.7
Diesel	93.9

As of Dec. 31, 2013

Opportunities for driving growth in Alaska

Development Opportunities & Expanding Energy Products & Services



- Identify new infrastructure
- Assess value for offering energy services in Juneau (AEL&P)
  - DSM
  - Smart Grid

Seek & Engage Other Utilities



- Evaluate opportunities to acquire additional utility customers or assets

Natural Gas LDC via LNG



- Natural Gas Service into Juneau
- Into surrounding Southeast Alaska communities
- Gas supply introduced via LNG

AVISTA

SALIX

Custom LNG Solutions

Liquefied Natural Gas (LNG) - platform for growth

Opportunities for displacing diesel fuel

- Generation – Diesel Substitution
- Marine Bunkering (fueling)
- Rail Fueling
- Plum Energy – Small LNG Project Investments


LNG America


CN

SALIX
CUSTOM LNG SOLUTIONS

Financial Update

Steady earnings growth



Consolidated Diluted Earnings per Share
Guidance*
$3.00-$3.20
$1.65
$1.72
$1.32
$1.85
$2.48**
2010
2011
2012
2013
Q2 YTD 2014

Guidance by Segment

Avista Utilities*	$1.79-$1.94
AERC***	$0.03-$0.04
Ecova (Disc. Ops)****	$1.13-$1.15
Other	$0.05-$0.07

Guidance generally includes only normal operating conditions and does not include unusual items such as settlement transactions, impairments, or acquisitions and dispositions until the effects are known and certain.

*We expect to be near the upper end of the range, including the impacts of the Energy Recovery Mechanism (ERM)

**Includes $1.17 from Ecova and $0.09 from the California power markets litigation settlement, net of the Avista Foundation contribution

*** Acquired on July 1, 2014. Historically, AERC achieves approximately two-thirds of it's earnings during the first half of the year.

**** Sold Ecova on June 30, 2014

AVISTA

Attractive and growing dividend

Dividend growth expected to keep pace with long-term earnings growth



$1.00
$1.10
$1.16
$1.22
$1.27
Annual Dividend Growth 4% to 5%
2010
2011
2012
2013
2014*

*Current quarterly dividend of $0.3175 annualized

Prudent balance sheet and liquidity

No significant maturities until 2018

($ millions)


$90
$273
$90
$52
$250
$13.5
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Additional long-term debt maturities beyond 2024 not shown

Consolidated Capital Structure

June 30, 2014


Equity
48.7%
Debt
51.3%

Healthy Credit Rating*	S&P	Moody's
Corporate Credit/Issuer Rating	BBB	Baa1
Senior Secured Debt	A-	A2
Outlook	Stable	Stable

*A security rating is not a recommendation to buy, sell or hold securities.

AVISTA

Summary: Creating a valued investment

- Rate base and customer growth
- Growth opportunities in Alaska
  - Possible LDC
  - Selective acquisitions
  - Other value added services
- Creating other opportunities for growth
  - Extending access to natural gas through LNG
- Attractive dividend yield, currently 3.9%*
- One of the greenest utilities in the country

Reliably building value for our customers, investors, communities and employees

* Based on stock price as of 9/12/14

We welcome your questions



Company Contact

Jason Lang, Investor Relations Manager

509-495-2930

jason.lang@avistacorp.com

www.avistacorp.com